UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 15, 2003 (June 1, 2003)

RAYBOR MANAGEMENT INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29905	98-0220848
(State or other jurisdiction of incorporation or organization)	Commission File Number)	(I.R.S. Employer Identification No.)

355 Industrial Circle, White City, OR	97503
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: 541-826-2296

Item 7. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

This Amendment provides the financial statements required by Item 7(a) of Form 8-K of IC Marketing, Inc., American Consumer Publishing Association, Inc., Back 2 Backs, Inc. and Freedom Financial, Inc., attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively.

(b)	Pro forma financial information.

This Amendment provides the pro forma financial information required by Item 7(b) of Form 8-K, attached hereto as Exhibits 99.5 and 99.6.

(c)	Exhibits.

Exhibit No.	Description

99.1	Financial Statements of IC Marketing, Inc.

99.2	Financial Statements of American Consumer Publishing Association, Inc.

99.3	Financial Statements of Back 2 Backs, Inc.

99.4	Financial Statements of Freedom Financial, Inc.

99.5	Proforma Financial Information for the years ended December 31, 2002, 2001 and 2000.

99.6	Proforma Financial Information for the five month period ended May 31, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Raybor Management Inc.

August 14, 2003	/s/ Jeffrey D. Hoyal
Jeffrey D. Hoyal
President and Chief Executive Officer